                            COLUMBIA FUNDS TRUST VIII
                             COLUMBIA FUNDS TRUST IX
                             COLUMBIA FUNDS TRUST XI
             AMENDED AND RESTATED ACCOUNTING & BOOKKEEPING AGREEMENT
                                   SCHEDULE A

COLUMBIA FUNDS TRUST I
Columbia High Yield Opportunity Fund                             Fund
Columbia Strategic Income Fund                                   Fund
Columbia Tax-Managed Growth Fund                                 Fund
Columbia Tax-Managed Growth Fund II                              Fund
Columbia Tax-Managed Value Fund                                  Fund
Columbia Tax-Managed Aggressive Growth Fund                      Fund

COLUMBIA FUNDS TRUST II
Columbia Newport Japan Opportunities Fund                        Fund
Columbia Newport Greater China Fund                              Fund
Columbia Money Market Fund                                       Fund

COLUMBIA FUNDS TRUST III
Columbia Mid Cap Value Fund                                      Fund
Columbia Liberty Fund                                            Fund
Columbia Global Equity Fund                                      Fund
Columbia Federal Securities Fund                                 Fund
Columbia Contrarian Income Fund                                  Fund
Columbia Intermediate Government Income Fund                     Fund
Columbia Quality Plus Bond Fund                                  Fund
Columbia Corporate Bond Fund                                     Fund

COLUMBIA FUNDS TRUST IV
Columbia Tax-Exempt Fund                                         Fund
Columbia Tax-Exempt Insured Fund                                 Fund
Columbia Utilities Fund                                          Fund
Columbia Municipal Money Market Fund                             Fund

COLUMBIA FUNDS TRUST V
Columbia California Tax-Exempt Fund                              Fund
Columbia Connecticut Tax-Exempt Fund                             Fund
Columbia Massachusetts Tax-Exempt Fund                           Fund
Columbia New York Tax-Exempt Fund                                Fund
Columbia Large Company Index Fund                                Fund
Columbia U.S. Treasury Index Fund                                Fund
Columbia Small Company Index Fund                                Fund
Columbia Intermediate Tax-Exempt Bond Fund                       Fund
Columbia Massachusetts Intermediate Municipal Bond Fund          Fund
Columbia Connecticut Intermediate Municipal Bond Fund            Fund
Columbia New Jersey Intermediate Municipal Bond Fund             Fund
Columbia New York Intermediate Municipal Bond Fund               Fund
Columbia Rhode Island Intermediate Municipal Bond Fund           Fund
Columbia Florida Intermediate Municipal Bond Fund                Fund
Columbia Pennsylvania Intermediate Municipal Bond Fund           Fund

COLUMBIA FUNDS TRUST VI
Columbia Small Cap Value Fund                                    Fund
Columbia Growth & Income Fund                                    Fund
Columbia Newport Asia Pacific Fund                               Fund

COLUMBIA FUNDS TRUST VII
Columbia Newport Tiger Fund                                      Fund
Columbia Europe Fund                                             Fund

COLUMBIA FUNDS TRUST VIII
Columbia Income Fund                                             Fund
Columbia Intermediate Bond Fund                                  Fund

COLUMBIA FUNDS TRUST IX
Columbia Managed Municipals Fund                                 Fund
Columbia High Yield Municipal Fund                               Fund

COLUMBIA FUNDS TRUST XI
Columbia Growth Stock Fund                                       Fund
Columbia Young Investor Fund                                     Fund
Columbia Global Thematic Equity Fund                             Fund
Columbia European Thematic Equity Fund                           Fund
Columbia Asset Allocation Fund                                   Fund
Columbia Dividend Income Fund                                    Fund
Columbia Large Cap Core Fund                                     Fund
Columbia International Equity Fund                               Fund
Columbia Large Cap Growth Fund                                   Fund
Columbia Disciplined Value Fund                                  Fund
Columbia Small Cap Fund                                          Fund
Columbia Small Company Equity Fund                               Fund

LIBERTY-STEIN ROE FUNDS TRUST
[currently no series outstanding]

LIBERTY-STEIN ROE ADVISOR TRUST
[currently no series outstanding]

SR&F BASE TRUST
[currently no series outstanding]

Columbia Floating Rate Fund                                      Feeder

Columbia Institutional Floating Rate Income Fund                 Feeder

Columbia Floating Rate Limited Liability Company                 Master

CLOSED END FUNDS
Colonial Intermediate High Income Fund                           Fund
Colonial InterMarket Income Trust I                              Fund
Colonial Insured Municipal Fund                                  Fund
Colonial California Insured Municipal Fund                       Fund
Colonial New York Insured Municipal Fund                         Fund
Colonial Municipal Income Trust                                  Fund
Colonial Investment Grade Municipal Trust                        Fund
Colonial High Income Municipal Trust                             Fund
Columbia Floating Rate Advantage Fund                            Fund

LIBERTY VARIABLE INVESTMENT TRUST
Columbia International Fund, VS                                  Fund
Liberty Growth & Income Fund, VS                                 Fund
Colonial Strategic Income Fund, VS                               Fund
Newport Tiger Fund, VS                                           Fund
Colonial Small Cap Value Fund, VS                                Fund
Liberty All-Star Equity Fund, VS                                 Fund
Liberty S&P 500 Index Fund, VS                                   Fund
Liberty Select Value Fund, VS                                    Fund
Liberty Equity Fund, VS                                          Fund
Columbia Real Estate Equity Fund, VS                             Fund
Columbia High Yield Fund, VS                                     Fund

STEINROE VARIABLE INVESTMENT TRUST
Liberty Asset Allocation Fund, VS                                Fund
Stein Roe Growth Stock Fund, VS                                  Fund
Liberty Small Company Growth Fund, VS                            Fund
Liberty Money Market Fund, VS                                    Fund
Liberty Federal Securities Fund, VS                              Fund